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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 23, 2002
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of Registrant as Specified in Its charter)


                                    NEW YORK
           -----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                    1-3157                                13-0872805
--------------------------------------------------------------------------------
           Commission File Number              (IRS Employer Identification No.)

400 Atlantic Street, Stamford, Connecticut                  06921
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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
Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  N/A

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  N/A

Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  N/A

Item 4.           CHANGES IN REGISTRANT'S DIRECTORS.

Item 5.           OTHER EVENTS.

                  Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of International Paper Company dated October 23, 2002, reporting International Paper Company's earnings for the third quarter 2002.

Item 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  N/A

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (99) Press Release issued by International Paper Company dated October 23, 2002, announcing third quarter earnings.

Item 8.           CHANGE IN FISCAL YEAR.

                  N/A

Item 9.           REGULATION FD DISCLOSURE.

                  N/A

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        INTERNATIONAL PAPER COMPANY
                                        ---------------------------
                                              (Registrant)


                                        By /s/ Carol M. Samalin
Dated:   October 23, 2002                  --------------------
Stamford, Connecticut                      Carol M. Samalin
                                           Assistant Secretary





                       STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as.......     'r'
The service mark symbol shall be expressed as...............     'sm'